PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED JANUARY 5, 2011
TO THE PROSPECTUS DATED JULY 16, 2010

The following information supplements the information found in the prospectus for the Global X Funds.

All the funds in the prospectus are now available for purchase:

Global X Aluminum ETF (NYSE Arca, Inc: ALUM)

Global X Lithium ETF (NYSE Arca, Inc: LIT)

Global X Uranium ETF (NYSE Arca, Inc: URA)

The ticker symbol for the Global X Aluminum ETF, ALUM, is added to the cover page and at the top of page 1.

The ticker symbol for the Global X Uranium ETF, URA, is added to the cover page and at the top of page 11.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE